Exhibit 23.2




                         CONSENT OF INDEPENDENT AUDITORS




We hereby consent to the incorporation in this Registration Statement Form SB-2 (Amendment No. 1) of our report dated May 10, 2004, relating to the audited financial statements of Gulfport Energy Corporation.

                                        /s/  Hogan  &  Slovacek

                                        HOGAN  &  SLOVACEK

Oklahoma  City,  OK
June  11,  2004